INFORMATION STATEMENT

                                       TO

                                  SHAREHOLDERS



        Pursuant to Section 14(c) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) December 5, 2003



                           ELECTRONIC GAME CARD, INC..
                          -----------------------------
             (Exact Name of registrant as specified in its charter)



             Nevada                      0-25853               87-0570975
  ---------------------------   ------------------------   ------------------
 (State or other jurisdiction   (Commission File Number)   (I.R.S. Employ
      of incorporation)                                    Identification No.)

                                   16th Floor
                                666 Third Avenue
                            New York, New York 10017
                    (Address of principal executive offices)


      Registrant's telephone number, including area code (44) 207-451-2480
                                                        ------------------


                             SCIENTIFIC ENERGY, INC.


         (Former name or former address, if changed since last report.)

                              INFORMATION STATEMENT

                             SCIENTIFIC ENERGY, INC.

                                  NOW KNOWN AS

                           ELECTRONIC GAME CARD, INC.


                                December 5, 2003

General Information & Incorporation by Reference:

         THIS INFORMATION STATEMENT IS BEING MAILED TO ALL SHAREHOLDERS OF RECORD OF SCIENTIFIC ENERGY, INC. IN CONNECTION WITH THE RECENT MAJORITY SHARE EXCHANGE RESULTING IN A CHANGE OF MAJORITY SHARE OWNERSHIP AND NAME OF THE COMPANY TO ELECTRONIC GAME CARD, INC., ("the Company" or "EGC"), RESULTING FROM ACQUISITION OF A NEW OPERATING SUBSIDIARY TO BE KNOWN AS ELECTRONIC GAME CARD MARKETING.

         NO VOTE IS BEING SOLICITED AS THE COMPANY DEEMS THAT THE SHARE EXCHANGE HAS BEEN COMPLETED BY MAJORITY SHAREHOLDER CONSENT AND THIS STATEMENT IS BEING PROVIDED TO SHAREHOLDERS OF RECORD FOR INFORMATION PURPOSES ONLY. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         Various items of important information and accounting for the company related to this Information Statement are set-out in the annual report for Scientific Energy, Inc. on Form 10-KSB. Such detailed information may be relevant in reviewing this Information Statement, but is not repeated in this document.


                DESCRIPTION OF SHARE EXCHANGE AND RELATED CHANGES

         Your company, Scientific Energy, Inc., has conducted limited activities pending various attempts to raise developmental funding for its core technology related to new battery type devices. The company has been pursuing, on a limited basis because of its extremely limited funding, development of this technology through its sole operating subsidiary, Scientific Energy, Inc., a Utah corporation. Due to the company being unable to obtain what it deems to be adequate developmental funds for this technology at the present time, and in an attempt to acquire another operating business entity, it has engaged in an unrelated industry with the intention of creating an operating subsidiary within the company; and, subsequently, spinning off the shares of its battery related technology subsidiary to shareholders of record, the "spinoff".

         To accomplish the foregoing objectives, the company entered into a majority shareholder exchange agreement whereby it reverse split its existing and issued outstanding shares on a 100:1 reverse split basis to all shareholders of record. It then issued new reverse split shares, constituting approximately 92% of the issued and outstanding shares of the company, to the shareholders of a private Delaware corporation known as Electronic Game Card, Inc. The Electronic Game Card, Inc. ("EGC") shareholders, in turn, exchanged all of their issued and outstanding shares of EGC to Scientific Energy, Inc. in order to become its fully owned operating subsidiary and with the understanding that the EGC shareholders would nominate and have appointed, by majority shareholder consent, new directors who in turn would appoint new officers for the ongoing public entity. The former directors have resigned as of the closing of the share exchange, but remain as officers and directors of the subsidiary to be "spun off" Scientific Energy, Inc. of Utah. It was also agreed, as part of the share exchange, that the new entity would be named Electronic Game Card, Inc. and that the acquired operating subsidiary would continue to function as Electronic Game Card Marketing Company, or some reasonable derivation of that name.

         The foregoing transactions occurred through a Share Exchange Agreement between both entities, and shareholders where required, in accordance with Nevada law as to Scientific Energy, Inc. and Delaware law as to Electronic Game Card, Inc. The approval of these transactions by majority shareholder consent of each of the majority shareholders of the respective corporations, eliminated the necessity to solicit all shareholders for approval of these transactions by shareholder vote, since a sufficient majority existed and consented to the transaction without a proxy solicitation or special shareholder meetings.

         It was further determined by management of both entities, in consultation with their various legal advisors, that minority shareholder rights provisions under both Delaware and Nevada laws were inapplicable to this transaction; and, therefore, no solicitation of dissenting shareholder rights is being provided as part of this Information Statement. Should any shareholder have any question regarding so called "dissenting" or "minority" shareholder rights, they should direct such questions directly to management of the company described in this Information Statement either directly or through any retained legal counsel.

         Finally, each of you will shortly be receiving a registration statement incident to the spinoff of the Scientific Energy, Inc. of Utah shares previously held by Scientific Energy, Inc. of Nevada. These shares will be distributed to you pursuant to a registration statement as required by law, but will not require any change in your status as a shareholder or any further consideration being paid to receive these shares.

         In summary, then, the key elements and resulting ownership implications for each public shareholder of Scientific Energy, Inc. can be summarized as follows:

     o You will continue to hold your existing shares in Scientific Energy, Inc., to be known as Electronic Game Card, Inc., the parent Nevada corporation; however, these shares have been subject to a 100:1 reverse split by majority shareholder consent. Accordingly, for each prior 100 shares which you held in Scientific Energy, Inc. of Nevada, you now hold one share of stock in Electronic Game Card, Inc. Provided, however, the minimum lot holding was determined to be 100 shares, so that the minimum number of shares to which any shareholder will be reduced will be not less than 100 shares. You will not receive any fractional shares or any cash compensation for fractional shares with each divided share being rounded to the next whole number. Shares will not be recalled for transfer, but the reverse split certificates will be issued as shares are subsequently submitted for transfer in the regular course of business.

     o As part of the Share Exchange, the company has acquired all issued and outstanding shares of Electronic Game Card, Inc., a privately held Delaware corporation engaged in the development, marketing, sale and distribution of unique, proprietary, recreational electronic software products primarily targeted towards the lottery and sales promotion markets. This acquired subsidiary will continue to operate as a wholly owned subsidiary of the parent company and be known as Electronic Game Card Marketing, or some reasonable derivation of that name. Electronic Game Card Marketing initially will devlop and amerket primarily through its existing Great Britain subsidiary, Electronic Game Crad, Ltd. Electronic Game Card Marketing is a start-up entity without revenues or significant business history. Its unaudited financials are attached to this Information Statement.

     o The prior shareholders of Electronic Game Card, Inc. received 12,696,595 newly issued reverse split shares of Scientific Energy, Inc. in exchange for all of their issued and outstanding 8,000,000 shares and 800,000 options rights of Electronic Game Card, Inc. The Scientific Energy shares issued on a reverse split basis constitute approximately 92% of all issued and outstanding shares of the prior Scientific Energy, Inc. Upon completion of the reverse split and share acquisition the allocation of issued shares was approximately as follows:

                 Prior Scientific Energy Shareholders             552,000 shares

                 Debenture holders converting to equity           552,000 shares

                 Electronic Game Card Shareholders             12,696,000 shares

                          TOTAL                                13,800,000 shares

     o The name of the public Nevada corporation was changed by the majority shareholder consent resolutions to Electronic Game Card, Inc. to reflect the new operating subsidiary and its present business direction.

     o The principal officers and directors listed below were nominated and appointed by Electronic Game Card, Inc. as part of the share exchange in order to reflect the new majority ownership and change of business direction.

     o You will subsequently be receiving a "spinoff" registration statement, by which you will be receiving, without further adjustment to your sharehold interest or consideration, a sharehold interest in the previously held technology subsidiary of Electronic Game Card, Inc. known as Scientific Energy, Inc. a Utah corporation. It is not known, at the present time, whether subsequent funding can or will be obtained for this spinoff entity or whether a viable market will develop for shares in such company and no warranty or representation as to these issues is made or implied by the fact that the shares will be distributed pursuant to a subsequent registration process. You should note the new management for Electronic Game Card, Inc., described below, will not be involved in any manner in the operation of the spinoff entity or the registration statement applicable to this spinoff other than the summary description contained in this information statement.

     o    You  will  continue  to  receive  public  information  as  well as any appropriate subsequent proxy or other shareholder information as public shareholders in Electronic Game Card, Inc. At the present time, no active trading market exists for the reorganized company, although management will use its best efforts to endeavor to establish a trading market and will work for continued growth and viability in the new public entity. No assurance or warranty is made or implied that such objectives can be met. Any subsequent official change of name as a listed company, change of symbol and other related public information will be filed of record on the Edgar filing website maintained by the Securities and Exchange Commission for public companies at www.sec.gov/edgar and direct information ----------------- will be sent to you as shareholders as required and appropriate. In all events, the company will continue to maintain and file periodic reports under the Securities and Exchange Act of 1934 (34' Act ).

     o No warranty or representation, express or implied, is made that the reorganized company will be successful or have sufficient operating capital or revenues to continue as a viable company.

     o A copy of the actual Share Exchange and other related documents may be obtained by shareholders or other interested parties at the transitional U.S. office address for the company listed at the end of this Information Statement.

     o As of December 5, 2003, the company will be listed on the Electronic Bulletin Board as Electronic Game Card, Inc., Trading Symbol: EGMI.


Principal Shareholders

         The Company knows of no person or group, except the following, which, as of the date of this Information Statement, beneficially owns and has the right to vote more than 5% of the Company's Common Stock, or are principal officers or directors:

                                           Shares Beneficially
Names and Address of Beneficial Owner             Owned         Percent of Class

JOHN BENTLEY                                      2,050,001              16.67%
President and Director
Gipps Farmhouse
Spithurst Lane
Barcombe, Lewes, East Sussex
United Kingdom

LEE COLE                                                  0                   0
Director and Vice-President
32 Haymarket
Piccadilly
London
United Kingdom

LINDEN BOYNE                                        200,000*               1.5%
Director, CFO, Treasurer and Secretary                             If Exercised
Aberfoyle, Green Lane
Blackwater, Camberley, Surrey
United Kingdom

J. SEWARD                                         1,000,000               7.24%
c/o Abbey National Offshore
P. O. Box 545
41 The Parade, St. Helier, Jersey
United Kingdom

*Options for 200,000 shares granted under the 2002 Equity Compensation Plan.



                                        SUMMARY INFORMATION AS TO DIRECTORS


                                                Number of Shares   Percentage of
     NAME      Director Since   Compensation   (Beneficial & Legal)   Issued and
                                                                     Outstanding

John Bentley   Nov. 19, 2003        $200,000             2,050,001       16.67%

Lee Cole       Nov. 19, 2003               0                     0           0

Linden Boyne   Nov. 19, 2003               0               200,000*        1.5%
                                                                   If Exercised

*Options for 200,000 shares granted under the 2002 Equity Compensation Plan.

                             EXECUTIVE COMPENSATION

         The company has not finally resolved the compensation to be paid to its new officers and directors. It is presently intended the president will be engaged on a full-time basis and will be paid an annual salary of $200,000 U.S. dollars.

         The directors will not be compensated in their role as directors as such, but will receive a per diem of $1,000 per meeting attended, plus any incurred travel and lodging expenses.

         It is presently anticipated the company may maintain a U.S. operations manager to oversee all technical and business operations within the United States under the direct supervision of the president, but such position has not been named nor any compensation fixed at the present time.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Some of EGC intellectual property was acquired through a license agreement with McNally EGC Ltd. McNally EGC Ltd. is owned by Mr. Bentley and Mr. McNally who are also officers of the company, and in the case of Mr. Bentley, a director of the company. On May 5, 2003, EGC purchased all of the outstanding stock of McNally for an aggregate purchase price of $150,000. Of this, $135,000 of the purchase price is deferred until such time as EGC receives financing in excess of $5,000,000.


                      MANAGEMENT'S STOCK RIGHTS AND OPTIONS

         EGC instituted a stock option plan for officers, key employees, consultants and advisors. The 2002 Equity Compensation Plan provided for options equivalent up to 10% of the issued share capital of the company to be offered to such individuals by the Board. 440,000 of a total possible of 800,000 options have been distributed. No further stock option plans have been instituted.


                                 AUDIT COMMITTEE

         Historically and presently the company has not designated or utilized an audit committee. At the present time, it is not deemed that the company will be required to have an independent audit committee to continue its anticipated trading as an Electronic Bulletin Board company. However, under the evolving provisions of the Sarbanes-Oxley Act and various regulations and listing requirements promulgated pursuant thereto, it may in the future become necessary for the company to name and employ an independent audit committee to continue public trading. In such event, an audit committee will be established and specific information concerning the composition, actions and charter of such independent audit committee will be made available as part of the public filings by the company.


                           CORPORATE PERFORMANCE GRAPH

         Normally contained in this section would be a graph comparing the company's stock performance to the performance of the general market on which it trades, as well as comparisons to an industry segment of that market. However, because EGC has no regular trading market, it is deemed such presentation would not be possible as to EGC or accurate as to SCFE. EGC continues to have very limited marketing activity and is considered a start-up company.


            BIOGRAPHICAL INFORMATION AS TO NEW DIRECTORS AND OFFICERS

         The following constitute the newly appointed directors and officers of the company pursuant to the previously described Share Exchange. These directors were appointed as part of the majority shareholder consent resolutions and will serve office until the directors are elected at the next regular shareholder meeting. At present, there is no regularly scheduled shareholder meeting for the company, but it is anticipated that the first regular shareholder meeting will be held at a designated date and time in the calendar year 2004 for the formal election of directors who would then subsequently appoint officers. It is not anticipated that the proposed slate of directors at the first annual meeting will be different from the present directors of the company, described below, or that new officers would be appointed by this Board of Directors if elected. Any change of directors or principal officers will be reported by the company as part of its ongoing public information reporting requirements. The following information is provided for each current director and principal officer of the company:


JOHN BENTLEY, AGE 63, PRESIDENT AND DIRECTOR.

         John Bentley is co-founder of EGC. He is an experienced, entrepreneurial CEO of numerous successful start-ups and high-growth companies, which have included a number of publicly listed companies in the media and entertainment fields in the UK. These have ranged in size from 20 employees to 10,000 and included, for example, the UK's largest video rental distributor.

LEE COLE, AGE 42, VICE-PRESIDENT AND DIRECTOR.

         Lee Cole has extensive commercial experience, particularly in the venture capital business. From 1995 to 1999, Mr. Cole served s the Managing Director of TEC Capital Group, a venture capital firm.

LINDEN BOYNE, AGE 60, SECRETARY/TREASURER, CFO AND DIRECTOR.

         Linden  Boyne  has  had  a  successful,   senior  executive  career  in
distribution and FMCG retailing, in particular as a director of NSS Newsagents Plc in the UK managing some 500 stores.



                                    AUDITORS

         Robison Hill and Company of Salt Lake City, Utah have been retained as the independent auditors for the previous Scientific Energy, Inc. as a public entity. It is anticipated, for transition purposes and for the period at least through year-end 2003, the company will retain the services of Robison, Hill and Company as the independent auditors for the reorganized company. F. E. Hanson have been the independent auditors for Electronic Game Card, Inc. and it is anticipated that this auditing firm will continue to provide auditing services to Electronic Game Card at least through the end of calendar year 2003 with Robison, Hill and Company being charged with the responsibility of preparing the first consolidated financial statements for the reorganized company as of the earliest date practical in consultation between such auditors. The ratification for the continuing services of the auditors would be a matter presented at any subsequent annual meeting of the corporation to shareholders.

Audit Fees

         The current audit fees for Scientific Energy, Inc. for 2003 to date have been $6,091 and $2,115 for EGC. No reasonable projection has been made as to the auditing costs for the initial combined financial statements of the two entities or the subsequent audit cost projections for calendar year 2004. Unless otherwise announced, the company plans to continue its auditing on a calendar year basis.


                                  OTHER MATTERS

         There are no other matters.


                  SHAREHOLDER MEETING AND SHAREHOLDER PROPOSALS

         As noted above, the company has not fixed a date in 2004 for its anticipated next shareholder meeting. As soon as such meeting date and place is determined, a proxy statement will be solicited from all shareholders of record pertaining to this meeting and you will be afforded an opportunity to vote on matters properly brought before the meeting. Further, the meeting will be noticed in such a matter that independent shareholder proposals may properly be presented in accordance with the company bylaws and prevailing SEC proxy rules and standards for presentment at the meeting.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Under Section 16(a) of the Securities Exchange Act of 1934, as amended, EGC's directors, its executive officers, and any persons holding more than 10% of the common stock are required to report their ownership of the common stock and any changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established, and we are required to report in this Information Statement any failure to file by such dates during 2003. To our knowledge, all of these filing requirements were satisfied by our directors, officers and 10% percent holders. In making these statements, EGC has relied upon the written representations of its directors, officers and its 10% percent holders and copies of the reports that they have filed with the Commission.


                                OTHER INFORMATION

                  FINANCIAL REPORTS & OTHER IMPORTANT DOCUMENTS

         Attached and incorporated by this reference are the most current financial statements for Scientific Energy, Inc. being the Third Quarter 10-QSB unaudited financials through September 30, 2003 and the unaudited financial statements for Electronic Game Card maintained through June 30, 2003. As noted above, consolidated financial statements will be prepared as soon as practical for the company and filed.


                                 COMPANY ADDRESS


         The transitional U.S. address of the company is located at:

                           Electronic Game Card, Inc.
                                    Sixteenth Floor
                                    666 Third Avenue
                                    New York, NY   10017
                                    Telephone : 44 207 451 2480

         Any requested copies of documents, including the actual Share Exchange Agreement, can be made to such address.

Dated:   December 5, 2003.



                                            BY ORDER OF THE BOARD OF DIRECTORS:


                                           /s/ John Bentley

                                           John Bentley
                                           Chairman of the Board


Attached Exhibits:

1.1      Articles of Name Change
1.2      Articles of Share Exchange
1.3      Financial Statements EGC  (Unaudited-June 30, 2003)
1.4      Financial Statements SCFE (Unaudited-September 30, 2003)

1.1      Articles of Name Change

                                                         FILED # C24224-97
                                                         DATE: November 26, 2003


         DEAN HELLER
         Secretary of State
         204 North Carson Street, Suite 1
         Carson City, Nevada 89701-4299
         (755) 684-5708
         Website: secretaryofstate.biz

|------------------------------------|
|Certificate of Amendment            |
|(PURSUANT TO NRS 78.385 AND 78.390) |
|------------------------------------|

                                                  ABOVE SPACE IS OFFICE USE ONLY

Important: Read attached instructions before completing form.

              Certificate of Amendment to Articles of Incorporation
                         For Nevada Profit Corporations
          (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:  Scientific Energy, Inc.
                         To Be Known As: Electronic Game Card, Inc.

2. The articles have been amended as follows (provide article numbers, if available):
          The name of the corporation pursuant to Article 1 is changed to and amended to be: Electronic Game Card, Inc.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: Voted upon by majority .* consent resolution of 33,734,000 being 61%.

4.  Effective date of filing (optional):    Effective on filling date
                 (Must not be later than 90 days after the certificate is filed)

5. Officer Signature (required): John Bentley, President

* If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

SUBMIT IN DUPLICATE

1.2      Articles of Share Exchange

                                                         FILED # C24224-97
                                                         DATE: November 26, 2003


         DEAN HELLER
         Secretary of State
         204 North Carson Street, Suite 1
         Carson City, Nevada 89701-4299
         (755) 684-5708 Website: secretaryofstate.biz

|-------------------------|
|  Articles of Exchange   |
|(PURSUANT TO NRS 92A.200)|
|         PAGE 1          |
|-------------------------|

                                                  ABOVE SPACE IS OFFICE USE ONLY

Important: Read attached instructions before completing form.

                (Pursuant to Nevada Revised Statutes Chapter 92A)
                             (excluding 92A.200(4b))
                               SUBMIT IN DUPLICATE

     1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than two constituents entities, check box
          o and attach an 8 1/2" x 11" blank sheet listing the entities continued from article one.

          Electronic Game Card, Inc.
          ----------------------------------------------------------------------
          Name of acquired entity

          Delaware                                    Corporation
          ------------------------------              --------------------------
          Jurisdiction                                Entity type

          and,

          Scientific Energy, Inc.
          ----------------------------------------------------------------------
          Name of acquired entity

          Nevada                                      Corporation
          ------------------------------              --------------------------
          Jurisdiction                                Entity type


     2) Theundersigned declares that a plan of exchange has been adopted by each constituent entity (NRS 92A.200).


* Corporation, non-profit corporation, limited partnership, limited-liability limited partnership, limited- liability company or business trust.

         DEAN HELLER
         Secretary of State
         204 North Carson Street, Suite 1
         Carson City, Nevada 89701-4299
         (755) 684-5708 Website: secretaryofstate.biz

|-------------------------|
|  Articles of Exchange   |
|(PURSUANT TO NRS 92A.200)|
|         PAGE 2          |
|-------------------------|

                                                  ABOVE SPACE IS OFFICE USE ONLY

Important: Read attached instructions before completing form.


     3) Owner's approval (NRS 92A.200)(options a, b, or c must be used for each entity)(if there are more than two constituent entities, check box o and attach an 8 1/2" x 11" blank sheet listing the entities continued from article three):

          (a)  Owner's approval was not required from:


                  Name of acquired entity, if applicable

                  and, or;


                    Name of acquiring entity, if applicable



          (b)  The plan was approved by the required consent of the owners of:

               Electronic Game Card, Inc.
               -----------------------------------------------------------------

               and, or;

               Scientific Energy, Inc.
               -----------------------------------------------------------------
               Name of acquiring entity, if applicable



* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, an exchange must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the exchange.

         DEAN HELLER
         Secretary of State
         204 North Carson Street, Suite 1
         Carson City, Nevada 89701-4299
         (755) 684-5708 Website: secretaryofstate.biz

|-------------------------|
|  Articles of Exchange   |
|(PURSUANT TO NRS 92A.200)|
|         PAGE 3          |
|-------------------------|

                                                  ABOVE SPACE IS OFFICE USE ONLY

Important: Read attached instructions before completing form.


            (c) Approval of plan of exchange for Nevada non-profit corporation (NRS 92A.160):

         The plan of exchange has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of exchange is required by the articles of incorporation of the domestic corporation.



             Name of acquired entity, if applicable

             and, or;


                Name of acquiring entity, if applicable



         (4) Location of Plan of Exchange (check a or b):

               (a) The entire plane of exchange is attached

               or,

               X (b) The entire plan of exchange is on file at the registered office of the acquiring corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the acquiring entity (NRS 92A.200)

                          Copy available  from  counsel  for  corporation,   Mr.
                               Julian D. Jensen, 311 South State Street, Suite 380, Salt Lake City, Utah 84111 or the company.

         DEAN HELLER
         Secretary of State
         204 North Carson Street, Suite 1
         Carson City, Nevada 89701-4299
         (755) 684-5708 Website: secretaryofstate.biz

|-------------------------|
|  Articles of Exchange   |
|(PURSUANT TO NRS 92A.200)|
|         PAGE 4          |
|-------------------------|

                                                  ABOVE SPACE IS OFFICE USE ONLY

Important: Read attached instructions before completing form.

         5) Effective date (optional)*: Effective on Filling


         6) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.200)**

         (if there are more than two constituent identities, check box o and attach an 8 1/2" x 11" blank sheet listing the entities continued from article eight):


                  Electronic Game Card, Inc.
                  --------------------------------------------------------------
                  Name of acquired entity

                  /s/ John Bentley             President             12/01/2003
                  --------------------------------------------------------------
                  Signature                     Title                  Date

                  Scientific Energy, Inc.
                  --------------------------------------------------------------
                  Name of acquiring entity

                  /s/ Todd Crossland           President             12/01/2003
                  --------------------------------------------------------------
                  Signature                     Title                  Date

* An exchange takes effect upon filling the articles of exchange or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

**The articles of exchange must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

FILING FEE: $350.00

1.3      Financial Statements EGC  (Unaudited-June 30, 2003)

Exhibit 1.3

Unaudited results for Electronic Game Card Limited, for year ending June 30 2003

Electronic Game Card Limited
Balance Sheet
June 30, 2003
(unaudited)

(British  pounds  converted  into U.S.  Dollars at the exchange rate on June 30,
2003)

                                                      June 30, 2003
                                                      $
Fixed Assets
Plant and Machinery ............................        6,188.63
Office Equipment ...............................        7,211.71
                                                       13,400.34
Current Assets
Deposits and Cash ..............................       14,069.12
Bank Account ...................................        6,337.96
VAT Liability ..................................          650.45
                                                       21,057.53
Current Liabilities
Creditors Short Term ...........................      168,193.99
Taxation .......................................       61,178.04
Staff costs ....................................       30,468.81
                                                      259,840.84
         Current Assets less Current Liabilities     (238,783.31)
         Total Assets less Current Liabilities .     (225,382.97)

Long Term Liabilities
Creditors: Long Term ...........................      403,020.39
                                                      403,020.39
         Total Assets less Total Liabilities ...     (628,403.36)

Capital and Reserves
Reserves .......................................     (219,611.44)
P&L Account ....................................     (401,520.53)
Previous Year Adjustment .......................       (7,271.39)
                                                     (628,403.36)

Electronic Game Card Limited
Profit and Loss
For Year ending June 30, 2003
(unaudited)

(British pounds converted into U.S. Dollars at the average exchange rate during the year ended June 30, 2003)


                                                                  Period Ending
                                                                  June 30, 2003
                                                                  $

Sales ...................................................                     0

Purchases
Purchases ...............................................              9,526.58
Purchase Charges ........................................                389.83
                                                                       9,916.41
Direct Expenses

Sales Promotion .........................................             36,012.69
Miscellaneous Expenses ..................................                 55.40
                                                                      36,068.09
                  Gross .................................            (45,984.50)

Overheads
Staff costs .............................................            151,059.85
Rent and Rates ..........................................             16,654.47
Traveling and Entertainments ............................             14,821.05
Printing and Stationery .................................              6,066.75
Professional Fees .......................................            145,454.11
Maintenance .............................................                 26.90
Bank Charges and Interest ...............................              5,677.11
General Expenses ........................................                165.56
                                                                     339,925.80

                  Net ...................................           (385,910.30)

1.4      Financial Statements SCFE (Unaudited-September 30, 2003)

                         INDEPENDENT ACCOUNTANT'S REPORT


Scientific Energy, Inc.
(A Development Stage Company)


         We have reviewed the accompanying balance sheet of Scientific Energy, Inc. as of September 30, 2003, and the related statement of operations for the three and nine months ended September 30, 2003 and 2002 and the statement of cash flows for the nine month periods ended September 30, 2003 and 2002. These financial statements are the responsibility of the Company's management.

         We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

         Based on our review, we are not aware of any material modifications that should be made to the financial statements referred to above for them to be in conformity with accounting principles generally accepted in the United States of America.

         We have previously audited, in accordance with auditing standards generally accepted in the United States of America, the balance sheet of Scientific Energy, Inc. as of December 31, 2002, and the related statements of operations, cash flows, and stockholders' equity for the year then ended (not presented herein); and in our report dated March 14, 2003, we expressed an unqualified opinion on those financial statements. In our opinion, the information set forth in the accompanying balance sheet as of December 31, 2002, is fairly stated, in all material respects, in relation to the balance sheet from which it has been derived.

         Note 1 of the Company's audited financial statements as of December 31, 2002, and for the year then ended discloses that the Company has suffered recurring losses from operations and has no established source of revenue at December 31, 2002. Our auditors' report on those financial statements includes an explanatory paragraph referring to the matters in Note 1 of those financial statements and indicating that these matters raised substantial doubt about the Company's ability to continue as a going concern. As indicated in Note 1 of the Company's unaudited interim financial statements as of September 30, 2003, and for the three and nine months then ended, the Company has continued to suffer recurring losses from operations and still has no established source of revenue at September 30, 2003. The accompanying interim consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                                                    Respectfully Submitted,



                                                    Robison, Hill & Co.
                                                    ----------------------------
                                                    Certified Public Accountants

Salt Lake City, Utah
October 22, 2003

                             SCIENTIFIC ENERGY, INC.
                          (A Development Stage Company)
                           CONSOLIDATED BALANCE SHEET
                                   (Unaudited)

                                                                               September 30,        December 31,
                                                                                    2003                2002
                                                                             ------------------  ------------------
ASSETS
Current Assets:
Cash & Cash Equivalents                                                      $                -  $                -
Prepaid Expenses                                                                              5                   -
                                                                             ------------------  ------------------

     Total Current Assets                                                                     5                   -
                                                                             ------------------  ------------------

Other Assets:
Intangibles                                                                              50,000              50,000
                                                                             ------------------  ------------------

     Total Assets                                                            $           50,005  $           50,000
                                                                             ==================  ==================

LIABILITIES
Current Liabilities:
Accounts Payable                                                             $           40,792  $           36,471
Overdraft                                                                                    11                 212
Income Taxes Payable                                                                          -                 100
Accrued Payroll Liabilities                                                                 455                 455
Note Payable - Shareholder                                                               33,351              22,037
                                                                             ------------------  ------------------

     Total Liabilities                                                                   74,609              59,275
                                                                             ------------------  ------------------

STOCKHOLDERS' EQUITY
Common Stock, Par Value $.001,
   Authorized 100,000,000 shares
   Issued 55,200,000 and 42,200,000 Shares at
   September 30, 2003 and December 31, 2002                                              55,200              42,200
Common Stock to be Issued                                                                     -              13,000
Paid-In Capital                                                                         705,272             705,272
Deficit Accumulated During the
   Development Stage                                                                   (785,076)           (769,747)
                                                                             ------------------  ------------------

     Total Stockholders' Equity                                                         (24,604)             (9,275)
                                                                             ------------------  ------------------

     Total Liabilities and Stockholders' Equity                              $           50,005  $           50,000
                                                                             ==================  ==================


                 See accompanying notes and accountants' report.

                             SCIENTIFIC ENERGY, INC.
                          (A Development Stage Company)
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)

                                                                                                               Cumulative
                                                                                                                 Since
                                                                                                              May 30, 2001
                                                                                                               Inception
                                      For the Three Months Ended            For the Nine Months Ended              of
                                             September 30,                        September 30,               Development
                                        2003               2002              2003               2002             Stage
                                 ------------------ ------------------ ----------------- ------------------ ----------------
Revenues:                        $                - $                - $               - $                - $              -
                                 ------------------ ------------------ ----------------- ------------------ ----------------

Expenses:
Research & Development                            -                  -               138             13,116           68,090
General & Administrative                      4,541              5,237            10,662            196,450          401,885
                                 ------------------ ------------------ ----------------- ------------------ ----------------

     Loss from Operations                    (4,541)            (5,237)          (10,800)          (209,566)        (469,975)

Other Income (Expense)
Interest, Net                                (1,399)            (2,228)           (4,529)            (9,138)         (19,251)
Write-down of Technology
    and Royalties                                 -                  -                 -           (295,750)        (295,750)
                                 ------------------ ------------------ ----------------- ------------------ ----------------

     Net Loss Before Taxes                   (5,940)            (7,465)          (15,329)          (514,454)        (784,976)

     Income Tax Expense                           -                  -                 -                  -              100
                                 ------------------ ------------------ ----------------- ------------------ ----------------

     Net Loss                    $          (5,940) $          (7,465) $        (15,329) $        (514,454) $       (785,076)
                                 ================== ================== ================= ================== ================


Basic & Diluted Loss
Per Share                        $                - $                - $               - $            (0.01)
                                 ================== ================== ================= ==================

Weighted Average Shares                  55,200,000         42,200,000        55,200,000         34,752,000
                                 ================== ================== ================= ==================

                 See accompanying notes and accountants' report.

                             SCIENTIFIC ENERGY, INC.
                          (A Development Stage Company)
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (Unaudited)

                                                                                                    Cumulative
                                                                                                       since
                                                                                                      May 30,
                                                                                                        2001
                                                                For the Nine Months Ended           Inception of
                                                                      September 30,                 Development
                                                                2003                2002               Stage
                                                          -----------------  ------------------  ------------------
CASH FLOWS FROM OPERATING
ACTIVITIES:
Net Loss                                                  $         (15,329) $         (514,454) $         (785,076)

Adjustments to Reconcile Net Loss to Net
Cash Used in Operating Activities:
Write-down of Technology and Royalties                                    -             295,750             295,750
Stock Issued for Expenses                                                 -             130,000             210,000

Change in operating assets and liabilities:
(Increase) Decrease in Prepaid Expenses                                  (5)            (31,404)            (95,755)
Increase (Decrease) in Accounts Payable                               4,321              11,551              40,792
Increase (Decrease) in Income Tax Payable                              (100)                  -                   -
Increase (Decrease) in Bank Overdraft                                  (201)                 88                  11
Increase (Decrease) in Accrued Expenses                                   -               1,074                 495
                                                          -----------------  ------------------  ------------------
  Net Cash Used in operating activities                             (11,314)           (107,395)           (333,783)
                                                          -----------------  ------------------  ------------------

CASH FLOWS FROM INVESTING
ACTIVITIES:
Net cash provided by investing activities                                 -                   -                   -
                                                          -----------------  ------------------  ------------------

CASH FLOWS FROM FINANCING
ACTIVITIES:
Cash acquired in Merger                                                   -                   -                 432
Payment on Shareholder Loan                                         (32,267)             (1,400)            (25,139)
Proceeds from Shareholder Loan                                       43,581             108,785             358,490
                                                          -----------------  ------------------  ------------------
  Net Cash Provided by Financing Activities                          11,314             107,385             333,783
                                                          -----------------  ------------------  ------------------

Net (Decrease) Increase in Cash
       and Cash Equivalents                                               -                 (10)                  -
Cash and Cash Equivalents at
       Beginning Period                                                   -                  10                   -
                                                          -----------------  ------------------  ------------------

  Cash and Cash Equivalents at End of Period              $               -  $                -  $                -
                                                          =================  ==================  ==================

                             SCIENTIFIC ENERGY, INC.
                          (A Development Stage Company)
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (Unaudited)

                                                                                                     Cumulative
                                                                                                       since
                                                                                                      May 30,
                                                                                                        2001
                                                                For the Nine Months Ended           Inception of
                                                                      September 30,                 Development
                                                                2003                2002               Stage
                                                          -----------------  ------------------  ------------------
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for:
  Interest                                                $           1,085  $            2,459  $            6,620
  Income taxes                                            $               -  $                -  $              100

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING
ACTIVITIES: None

Common Stock Exchanged for Technology                     $               -  $                -  $          250,040
Note Payable Converted to Common Stock                    $               -  $                -  $          300,000





















                 See accompanying notes and accountants' report.

                             SCIENTIFIC ENERGY, INC.
                          (A Development Stage Company)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         This summary of accounting policies for Scientific Energy, Inc. "the Company," (a development stage company) is presented to assist in understanding the Company's financial statements. The accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Interim Reporting

         The unaudited financial statements as of September 30, 2003, in the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to fairly state the financial position and results of operations for the three and nine months. Operating results for interim periods are not necessarily indicative of the results which can be expected for full years.

Nature of Operations and Going Concern

         The accompanying financial statements have been prepared on the basis of accounting principles applicable to a "going concern", which assume that the Company will continue in operation for at least one year and will be able to realize its assets and discharge its liabilities in the normal course of operations.

         Several conditions and events cast doubt about the Company's ability to continue as a "going concern," in particular the determination by the Company to write-down some of their technology assets. The Company has incurred net losses of approximately $785,000 for the period from May 30, 2001 (inception) to September 30, 2003, has a liquidity problem, and requires additional financing in order to finance its business activities and meet its obligations on an ongoing basis. The Company has attempted to pursue alternative financing with one entity, although no commitments have been obtained. In the interim, shareholders of the Company have committed to meeting its minimal operating expenses.

         The Company's future capital requirements will depend on numerous factors including, but not limited to, its willingness to continue progress in developing its products.

         These financial statements do not reflect adjustments that would be necessary if the Company were unable to continue as a "going concern". While management believes that the actions already taken or planned, will mitigate the adverse conditions and events which raise doubt about the validity of the "going concern" assumption used in preparing these financial statements, there can be no assurance that these actions will be successful.

         If the Company were unable to continue as a "going concern", then substantial adjustments would be necessary to the carrying values of assets, the reported amounts of its liabilities, the reported expenses, and the balance sheet classifications used.

                             SCIENTIFIC ENERGY, INC.
                          (A Development Stage Company)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002
                                   (Continued)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(Continued)

Organization and Basis of Presentation

         The Company was originally incorporated under the laws of the State of Nevada, under the name of Quazon Corp., Inc. Scientific Energy was originally incorporated under the laws of the State of Utah on May 30, 2000. As of September 30, 2003, the Company is in the development stage and has not begun planned principal operations.

Acquisition of Subsidiary

         On June 6, 2001, Scientific Energy, Inc. (A Utah Corporation) and Quazon, Corp. (A Nevada Corporation) entered into an agreement and plan of reorganization. Pursuant to the agreement, Scientific Energy, Inc. acquired 20,000,000 shares of Quazon's shares in exchange for 100% of the issued and outstanding shares of Scientific Energy.

Principles of Consolidation

         The  consolidated   financial   statements   include  the  accounts  of
Scientific Energy, Inc. (formerly Quazon, Corp.) a Nevada corporation and its wholly-owned subsidiary Scientific Energy, Inc., a Utah corporation.

         The results of subsidiaries acquired during the year are consolidated from their effective dates of acquisition.

         All significant inter-company accounts and transactions have been eliminated.

Nature of Business

         The Company is currently looking for a merger or acquisition candidate. The Company intends to acquire interests in various business opportunities, which in the opinion of management will provide a profit to the Company. There can be no assurance that such an agreement will be reached and finalized on terms and conditions acceptable to the Company.

Concentration of Credit Risk

         The Company has no significant off-balance-sheet concentrations of credit risk such as foreign exchange contracts, options contracts or other foreign hedging arrangements.

                             SCIENTIFIC ENERGY, INC.
                          (A Development Stage Company)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002
                                   (Continued)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(Continued)

Cash and Cash Equivalents

         For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents to the extent the funds are not being held for investment purposes.

Pervasiveness of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Loss per Share

         Basic loss per share has been computed by dividing the loss for the year applicable to the common stockholders by the weighted average number of common shares outstanding during the years. There were no common equivalent shares outstanding at June 30, 2003 and 2002.


NOTE 2 - INCOME TAXES

         As of September 30, 2003, the Company had a net operating loss carryforward for income tax reporting purposes of approximately $785,000 that may be offset against future taxable income through 2022. Current tax laws limit the amount of loss available to be offset against future taxable income when a substantial change in ownership occurs. Therefore, the amount available to offset future taxable income may be limited. No tax benefit has been reported in the financial statements, because the Company believes there is a 50% or greater chance the carry-forwards will expire unused. Accordingly, the potential tax benefits of the loss carry-forwards are offset by a valuation allowance of the same amount.

                             SCIENTIFIC ENERGY, INC.
                          (A Development Stage Company)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002
                                   (Continued)


NOTE 3 - DEVELOPMENT STAGE COMPANY

         The Company has not begun principal operations and as is common with a development stage company, the Company has had recurring losses during its development stage. The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company does not have significant cash or other material assets, nor does it have an established source of revenues sufficient to cover its operating costs and to allow it to continue as a going concern. In the interim, shareholders of the Company have committed to meeting its minimal operating expenses.

NOTE 4 - COMMITMENTS

         As of September 30, 2003, all activities of the Company have been conducted by corporate officers from their business offices. Currently, there are no outstanding debts owed by the company for the use of these facilities and there are no commitments for future use of the facilities.

NOTE 5- INTANGIBLE ASSETS

         On May 30, 2001, Scientific Energy, Inc. (Utah) acquired intangible assets including technology, trade secrets, and patent applications for design and process and potential patents on either design or process on their technology of $250,040. The Company became the owner of the technology pursuant to the reorganization entered into between the Company and Scientific Energy, Inc. (Utah). This technology consists of energy cell technology that is believed to provide a reliable energy source that can be used in portable electronic devices and will increase the life of existing batteries significantly.

         During the first quarter of 2002, management reviewed the reasonableness of the value of their technology, and decided that in the absence of research and development efforts the value of the technology was only $50,000 at that time. Thus, the intangible assets were written-down $200,000.

                             SCIENTIFIC ENERGY, INC.
                          (A Development Stage Company)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002
                                   (Continued)

NOTE 6 - LINE OF CREDIT / NOTE PAYABLE - SHAREHOLDER

         On August 15, 2001, the president of the Company gave the Company an unsecured line of credit for up to $350,000. The Line carries interest at Prime. As of September 30, 2003 and December 31, 2002 the Company owes $33,351 and $22,037, respectively, against this line of credit and has been reported along with accrued interest in the accompanying financial statements as "Note Payable Shareholder."

NOTE 8- COMMON STOCK TRANSACTIONS

         On May 17, 2002, the president of the Company converted $250,000 of his note payable into 10,000,000 shares of common stock. Also on May 17, 2002, the Company issued an additional 5,200,000 shares for accrued salaries of $130,000. These transactions were valued at approximately $0.025 per share, the fair market value of shares on the date of issuance.

         On December 11, 2002, the president of the Company converted $50,000 of his note payable into 5,000,000 shares of common stock. Also on December 11, 2002, the Company issued an additional 8,000,000 shares for accrued salaries of 80,000. These transactions were valued at approximately $0.01 per share, the fair market value of the shares at the date the agreements were made.